EXHIBIT (14):  POWERS OF ATTORNEY

                                   MEMORANDUM



TO:            JANE HEURTER
               Senior Executive Vice President
               and Secretary

FROM:          TOM MCCUSKER
               LARRY HARR

DATE:          MAY 26, 1995

RE:            POWER OF ATTORNEY DESIGNATION


On May 22nd and May 23rd, Messrs. Skutt and Weekly together with members of United's Board of Directors each executed limited Power of Attorney in favor of Tom McCusker or Larry Harr or "such person(s) as they may designate in writing directed  to the  Corporate  Secretary...."  The  Power is  limited  to  signing registration statements and amendments thereto and similar documents for variable products.

We hereby designate the following person to have and exercise on our behalf all power granted us under these limited Powers of Attorney.

                                    Kenneth R. Reitz


A copy of each Power of Attorney and this memo will accompany each SEC registration filing signed by our designee.



/S/ THOMAS J. MCCUSKER                    /S/ LAWRENCE F. HARR
Thomas J. McCusker                        Lawrence F. Harr
Senior Executive Vice President           Executive Vice President
and General Counsel                       and Executive Counsel

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that THOMAS J. SKUTT, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                             /S/    THOMAS J. SKUTT
                            THOMAS J. SKUTT
                            Chairman of the Board and
                            Chief Executive Officer


DATE: MAY 23, 1995

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that JOHN W. WEEKLY, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                               /S/    JOHN W. WEEKLY

                                 JOHN W. WEEKLY
                               President, DIRECTOR


DATE:   MAY 23, 1995

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that JOHN A. STURGEON, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                     /S/    JOHN A. STURGEON

                                     JOHN A. STURGEON
                                     Senior Exectuve Vice President &
                                     General Comptroller (the corporation's
                                     principal financial officer and principal accounting officer)


DATE:    JUNE 1, 1995

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that SAMUEL L. FOGGIE, Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                                             /S/    SAMUEL L. FOGGIE SR.

                                            SAMUEL L. FOGGIE
                                            DIRECTOR


DATE:  MAY 22, 1995

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that RICHARD J. SAMPSON, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                               /S/    RICHARD J. SAMPSON

                               RICHARD J. SAMPSON
                               DIRECTOR


DATE:    MAY 22, 1995

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

              VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE PRODUCTS


Know all persons by these presents that OSCAR S. STRAUSS II, whose signature appears below, constitutes and appoints Thomas J. McCusker and Lawrence F. Harr and such person(s) as they may designate in writing directed to the Corporate Secretary of United of Omaha Life Insurance Company, and each of them, as his/her attorney-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.



                               /S/    OSCAR S. STRAUSS II

                               OSCAR S. STRAUSS II
                               DIRECTOR


DATE:     MAY 22, 1995